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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT

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The Board of Directors
Whole Foods Market, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


/s/ KPMG Peat Marwick LLP

Austin, Texas
April 12, 1998